SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2005
Insignia Solutions plc
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)
(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 10.02
EXHIBIT 10.03

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 29, 2005, Insignia Solutions plc (the “Company”) and its wholly-owned subsidiary Insignia Solutions Inc. (the “Subsidiary”) completed a private placement pursuant to which the Company and the Subsidiary received aggregate proceeds of approximately $1,950,000 (including exchange of $250,000 in bridge notes) from certain investors. Pursuant to the Subscription Agreement filed herewith as Exhibit 10.01 (the “Subscription Agreement”) among the Company, the Subsidiary and the investors (each, an “Investor” and collectively, the “Investors”), the Subsidiary issued its Series B Preferred Stock, $0.001 par value per share (the “Preferred Stock”) to the Investors. The Preferred Stock is non-redeemable. The shares of Preferred Stock (plus all accrued and unpaid dividends thereon) held by each Investor are exchangeable for American Depositary Shares (“ADSs”), each ADS representing one Ordinary Share, 1 UK pence nominal value per share, of the Company (i) at any time at the election of such Investor or (ii) automatically upon written notice by the Company to such Investor in the event that the sale price of the ADSs on the NASDAQ SmallCap Market is greater than $0.80 per share for a period of twenty consecutive trading days and certain other conditions are met. The Preferred Stock will accrue dividends at a rate of 7.5% per year; the first year’s dividends are payable in the form of additional ADSs upon exchange, and subsequent accrued dividends are payable only if declared by the Subsidiary’s board of directors. Excluding accruable dividends, the shares of Preferred Stock will be exchangeable for an aggregate of approximately 7.9 million ADSs, representing an initial purchase price of $0.25 per ADS.
     As a result of the private placement, the Company believes it will evidence compliance with the shareholders’ equity requirement for continued listing on The NASDAQ Capital Market as of the quarter and year ended December 31, 2005. Specifically, the Company expects to report shareholders’ equity of approximately $3 million as of that date, which is in excess of the $2.5 million minimum requirement set forth in NASDAQ Marketplace Rule 4320(e)(2)(B). As previously disclosed, as of the quarter and nine month period ended September 30, 2005, the Company failed to satisfy the $2,500,000 shareholders’ equity requirement for continued listing on The NASDAQ Capital Market. The Company presented its plan to regain compliance with that requirement at a hearing before the NASDAQ Listing Qualifications Panel on December 15, 2005. The Company has not yet received a formal decision from the Panel as a result of the hearing and, until such time as the Panel deems the Company in compliance with the NASDAQ listing criteria, the Company can provide no assurances that the Panel will determine to continue the Company’s listing on The NASDAQ Capital Market.
     Pursuant to the Subscription Agreement, the Company also issued warrants to purchase an aggregate of approximately 9 million ADS to the Investors in substantially the form filed herewith as Exhibit 10.02 (the “Warrants”). The Warrants have an exercise price of $0.37 per share and are exercisable from June 29, 2005 until December 29, 2010.
     The Company also entered into a Registration Rights Agreement, dated December 29, 2005 and filed herewith as Exhibit 10.03 (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission on or before January 15, 2006 covering the resale of (i) the ADSs issued to the Investors upon exchange of the Preferred Stock under the Subscription Agreement and (ii) the ADSs issuable upon exercise of the Warrants (collectively, the “Registrable Securities”).
     The foregoing is a summary of the terms and conditions of the Subscription Agreement, Warrants and Registration Rights Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the Subscription Agreement, form of Warrant and Registration Rights Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
     As described in Item 1.01 of this Current Report on Form 8-K, on December 29, 2005, the Company and Subsidiary completed a closing of a private placement of unregistered securities to the Investors pursuant to which the Investors invested an aggregate of approximately $1,950,000 to purchase shares of Preferred Stock of Subsidiary at $100 per share exchangeable for up to approximately 7.9 million ADSs (including ADSs representing accrued dividends on the Preferred Stock) and Warrants to purchase up to approximately 9 million ADSs at an exercise price equal to $0.37 per share. The Company also agreed to issue to Next Level Capital, Inc., a placement agent in the private placement, a cash fee equal to 7% of the cash or cash equivalent proceeds received by the Company or the Subsidiary from any Investor introduced by Next Level Capital, Inc. in the private placement and warrants to purchase that number of ADSs equal to 7% of the total number of ADSs issued (or that may be issued upon conversion or exercise of warrants or convertible securities) to an Investor, which warrants will contain substantially similar terms as the Warrants issued to the Investors.
     In connection with the private placement, the Company and Subsidiary relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Investors represented to the Company and to Subsidiary that they were “accredited investors” as defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act and that they were purchasing the Registrable Securities for their own account and not with a present view towards the public sale or distribution thereof.
     As described in Item 1.01 of this Current Report on Form 8-K, the Warrants are exercisable beginning June 29, 2006 and expire on December 29, 2010.
     The Subscription Agreement, form of Warrant and Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Number	Description
10.01	Securities Subscription Agreement, dated as of December 29, 2005, by and among Insignia Solutions plc, Insignia Solutions Inc. and the Investors.

10.02	Form of Warrant, dated as of December 29, 2005, issued by Insignia Solutions plc to each of the Investors.

10.03	Registration Rights Agreement, dated as of December 29, 2005, by and among Insignia Solutions plc and the Investors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insignia Solutions plc
Date: January 4, 2006	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
10.01	Securities Subscription Agreement, dated as of December 29, 2005, by and among Insignia Solutions plc, Insignia Solutions Inc. and the Investors.

10.02	Form of Warrant, dated as of December 29, 2005, issued by Insignia Solutions plc to each of the Investors.

10.03	Registration Rights Agreement, dated as of December 29, 2005, by and among Insignia Solutions plc and the Investors.